                                                                    Exhibit 10.8


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

         This First Amendment to Employment Agreement, is made and entered into this 29th day of July, 1998, by and between Charter One Financial, Inc. (the "Company") and Charles John Koch (the "Employee").

         WHEREAS, the Company and the Employee desire to amend that certain Employment Agreement between them, dated October 31, 1995 (the "Employment Agreement");

         WHEREAS, the Board of Directors believes that it is in the best interests of the Company and its subsidiaries for the Company to enter into this First Amendment to Employment Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this First Amendment to Employment Agreement:

         NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

         2.  AMENDMENTS TO EMPLOYMENT AGREEMENT.

         (a) The Employment Agreement is hereby amended by deleting the first and second sentences of Section 2 of the Employment Agreement and inserting in their place the following:

                           The term of this Agreement shall be the period from
                  the Effective Date to July 1, 2001. Beginning on July 1, 1999 and on each July 1 thereafter (each an "Extension Date"), the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, PROVIDED THAT the Company has not given notice to the Employee in writing at least 90 days prior to the Extension Date that the term of this Agreement shall not be extended further, and PROVIDED FURTHER that the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank.

         (b) The Employment Agreement is hereby amended by deleting Subsection
(c) of Section 7 of the Employment Agreement and inserting in its place the following:

                           (c) CHANGE IN CONTROL; TAX GROSS UP. In the event
                  that the Employee experiences an Involuntary Termination within the 12 months preceding or the 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within

                  30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                           In the event that any payments or benefits provided
                  or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be the amount equal to the aggregate of (i) the excise tax payable by the Employee pursuant to Section 4999 of the Code (the "Penalty Tax") and (ii) 80% of the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare tax rates, over the Penalty Tax.

                           For purposes of determining the amount of the
                  Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the amount of the Penalty Tax is determined to be less than the amount calculated in the determination of the actual Adjusted Gross Up Payment made by the Company, the Employee shall repay to the Company, at the time that such reduction in the amount of Penalty Tax is finally determined, the portion of the Adjusted Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Adjusted Gross Up Payment to the date of the repayment. The amount of the reduction of the Adjusted Gross Up Payment shall reflect any subsequent reduction in the Penalty Tax resulting from such repayment.

                           In the event that, after the Adjusted Gross Up
                  Payment is made, the amount of the Penalty Tax is determined to exceed the amount anticipated at the time the Adjusted Gross Up Payment was made, the Company shall pay to the Employee, in immediately available funds, at the time that such additional amount of Penalty Tax is finally determined, an additional payment (the "Additional

                  Gross Up Payment") equal to the aggregate of (i) such additional amount of Penalty Tax (the "Additional Penalty Tax"), (ii) 80% of the the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Additional Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare taxes, over the Additional Penalty Tax and (iii) interest and penalties, if any, owed by the Employee with respect to such Additional Penalty Tax and other tax attributable to the Additional Gross Up Payment. The Company shall have the right to challenge, on the Employee's behalf, any Penalty Tax or Additional Penalty Tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) an Adjusted Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Employee and hold him harmless, on an after-tax basis, from any Penalty Tax, Additional Penalty Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such payment costs and expenses by the Company.

         (c) The Employment Agreement is hereby amended by inserting the following after Section 16 of the Employment Agreement:

                           17. DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the
                  event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the day and year first written above.

Attest:                                       Charter One Financial, Inc.

/s/ Robert J. Vana                            /s/ Richard W. Neu
--------------------------                    --------------------------
Robert J. Vana, Secretary                     By: Richard W. Neu
                                              Its: Senior Vice President


                                              Employee

                                              /s/ Charles John Koch
                                              --------------------------
                                              Charles John Koch

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

         This First Amendment to Employment Agreement, is made and entered into this 29th day of July, 1998, by and between Charter One Financial, Inc. (the "Company") and Richard W. Neu (the "Employee").

         WHEREAS, the Company and the Employee desire to amend that certain Employment Agreement between them, dated October 31, 1995 (the "Employment Agreement");

         WHEREAS, the Board of Directors believes that it is in the best interests of the Company and its subsidiaries for the Company to enter into this First Amendment to Employment Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this First Amendment to Employment Agreement:

         NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

         2.  AMENDMENTS TO EMPLOYMENT AGREEMENT.

         (a) The Employment Agreement is hereby amended by deleting the first and second sentences of Section 2 of the Employment Agreement and inserting in their place the following:

                           The term of this Agreement shall be the period from
                  the Effective Date to July 1, 2001. Beginning on July 1, 1999 and on each July 1 thereafter (each an "Extension Date"), the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, PROVIDED THAT the Company has not given notice to the Employee in writing at least 90 days prior to the Extension Date that the term of this Agreement shall not be extended further, and PROVIDED FURTHER THAT the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank.

         (b) The Employment Agreement is hereby amended by deleting Subsection
(c) of Section 7 of the Employment Agreement and inserting in its place the following:

                           (c) CHANGE IN CONTROL; TAX GROSS UP. In the event
                  that the Employee experiences an Involuntary Termination within the 12 months preceding or the 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within

                  30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                           In the event that any payments or benefits provided
                  or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be the amount equal to the aggregate of (i) the excise tax payable by the Employee pursuant to Section 4999 of the Code (the "Penalty Tax") and (ii) 80% of the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare tax rates, over the Penalty Tax.

                           For purposes of determining the amount of the
                  Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the amount of the Penalty Tax is determined to be less than the amount calculated in the determination of the actual Adjusted Gross Up Payment made by the Company, the Employee shall repay to the Company, at the time that such reduction in the amount of Penalty Tax is finally determined, the portion of the Adjusted Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Adjusted Gross Up Payment to the date of the repayment. The amount of the reduction of the Adjusted Gross Up Payment shall reflect any subsequent reduction in the Penalty Tax resulting from such repayment.

                           In the event that, after the Adjusted Gross Up
                  Payment is made, the amount of the Penalty Tax is determined to exceed the amount anticipated at the time the Adjusted Gross Up Payment was made, the Company shall pay to the Employee, in immediately available funds, at the time that such additional amount of Penalty Tax is finally determined, an additional payment (the "Additional

                  Gross Up Payment") equal to the aggregate of (i) such additional amount of Penalty Tax (the "Additional Penalty Tax"), (ii) 80% of the the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Additional Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare taxes, over the Additional Penalty Tax and (iii) interest and penalties, if any, owed by the Employee with respect to such Additional Penalty Tax and other tax attributable to the Additional Gross Up Payment. The Company shall have the right to challenge, on the Employee's behalf, any Penalty Tax or Additional Penalty Tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) an Adjusted Gross Up Payment or Additional Gross Up Payment, PROVIDED THAT all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Employee and hold him harmless, on an after-tax basis, from any Penalty Tax, Additional Penalty Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such payment costs and expenses by the Company.

         (c) The Employment Agreement is hereby amended by inserting the following after Section 16 of the Employment Agreement:

                           17. DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the
                  event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the day and year first written above.



Attest:                                     Charter One Financial, Inc.

/s/ Robert J. Vana                          /s/ Charles John Koch
------------------------                    ----------------------------------
Robert J. Vana, Secretary                   By: Charles John Koch
                                            Its:Chairman, President and Chief
                                                Executive Officer


                                            Employee

                                            /s/ Richard W. Neu
                                            ----------------------------------
                                            Richard W. Neu

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

         This First Amendment to Employment Agreement, is made and entered into this 29th day of July, 1998, by and between Charter One Financial, Inc. (the "Company") and Robert J. Vana (the "Employee").

         WHEREAS, the Company and the Employee desire to amend that certain Employment Agreement between them, dated October 31, 1995 (the "Employment Agreement");

         WHEREAS, the Board of Directors believes that it is in the best interests of the Company and its subsidiaries for the Company to enter into this First Amendment to Employment Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this First Amendment to Employment Agreement:

         NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

         2.  AMENDMENTS TO EMPLOYMENT AGREEMENT.

         (a) The Employment Agreement is hereby amended by deleting the first and second sentences of Section 2 of the Employment Agreement and inserting in their place the following:

                           The term of this Agreement shall be the period from
                  the Effective Date to July 1, 2001. Beginning on July 1, 1999 and on each July 1 thereafter (each an "Extension Date"), the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, PROVIDED THAT the Company has not given notice to the Employee in writing at least 90 days prior to the Extension Date that the term of this Agreement shall not be extended further, and PROVIDED FURTHER THAT the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank.

         (b) The Employment Agreement is hereby amended by deleting Subsection
(c) of Section 7 of the Employment Agreement and inserting in its place the following:

                           (c) CHANGE IN CONTROL; TAX GROSS UP. In the event
                  that the Employee experiences an Involuntary Termination within the 12 months preceding or the 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within

                  30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                           In the event that any payments or benefits provided
                  or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be the amount equal to the aggregate of (i) the excise tax payable by the Employee pursuant to Section 4999 of the Code (the "Penalty Tax") and (ii) 80% of the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare tax rates, over the Penalty Tax.

                           For purposes of determining the amount of the
                  Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the amount of the Penalty Tax is determined to be less than the amount calculated in the determination of the actual Adjusted Gross Up Payment made by the Company, the Employee shall repay to the Company, at the time that such reduction in the amount of Penalty Tax is finally determined, the portion of the Adjusted Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Adjusted Gross Up Payment to the date of the repayment. The amount of the reduction of the Adjusted Gross Up Payment shall reflect any subsequent reduction in the Penalty Tax resulting from such repayment.

                           In the event that, after the Adjusted Gross Up
                  Payment is made, the amount of the Penalty Tax is determined to exceed the amount anticipated at the time the Adjusted Gross Up Payment was made, the Company shall pay to the Employee, in immediately available funds, at the time that such additional amount of Penalty Tax is finally determined, an additional payment (the "Additional

                  Gross Up Payment") equal to the aggregate of (i) such additional amount of Penalty Tax (the "Additional Penalty Tax"), (ii) 80% of the the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Additional Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare taxes, over the Additional Penalty Tax and (iii) interest and penalties, if any, owed by the Employee with respect to such Additional Penalty Tax and other tax attributable to the Additional Gross Up Payment. The Company shall have the right to challenge, on the Employee's behalf, any Penalty Tax or Additional Penalty Tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) an Adjusted Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Employee and hold him harmless, on an after-tax basis, from any Penalty Tax, Additional Penalty Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such payment costs and expenses by the Company.

         (c) The Employment Agreement is hereby amended by inserting the following after Section 16 of the Employment Agreement:

                           17. DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the
                  event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the day and year first written above.

Attest:                                     Charter One Financial, Inc.

/s/ RICHARD W. NEU                          /s/ Charles John Koch
-------------------------                   ----------------------------------
Richard W. Neu                              By: Charles John Koch
                                            Its:Chairman, President and Chief
                                                Executive Officer

                                            Employee

                                            /s/ Robert J. Vana
                                            ----------------------------------
                                            Robert J. Vana

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

         This First Amendment to Employment Agreement, is made and entered into this 29th day of July, 1998, by and between Charter One Financial, Inc. (the "Company") and Mark D. Grossi (the "Employee").

         WHEREAS, the Company and the Employee desire to amend that certain Employment Agreement between them, dated October 31, 1995 (the "Employment Agreement");

         WHEREAS, the Board of Directors believes that it is in the best interests of the Company and its subsidiaries for the Company to enter into this First Amendment to Employment Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this First Amendment to Employment Agreement:

         NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

         2.  AMENDMENTS TO EMPLOYMENT AGREEMENT.

         (a) The Employment Agreement is hereby amended by deleting the first and second sentences of Section 2 of the Employment Agreement and inserting in their place the following:

                           The term of this Agreement shall be the period from
                  the Effective Date to July 1, 2001. Beginning on July 1, 1999 and on each July 1 thereafter (each an "Extension Date"), the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, PROVIDED THAT the Company has not given notice to the Employee in writing at least 90 days prior to the Extension Date that the term of this Agreement shall not be extended further, and PROVIDED FURTHER THAT the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank.

         (b) The Employment Agreement is hereby amended by deleting Subsection
(c) of Section 7 of the Employment Agreement and inserting in its place the following:

                           (c) CHANGE IN CONTROL; TAX GROSS UP. In the event
                  that the Employee experiences an Involuntary Termination within the 12 months preceding or the 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within

                  30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                           In the event that any payments or benefits provided
                  or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be the amount equal to the aggregate of (i) the excise tax payable by the Employee pursuant to Section 4999 of the Code (the "Penalty Tax") and (ii) 80% of the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare tax rates, over the Penalty Tax.

                           For purposes of determining the amount of the
                  Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the amount of the Penalty Tax is determined to be less than the amount calculated in the determination of the actual Adjusted Gross Up Payment made by the Company, the Employee shall repay to the Company, at the time that such reduction in the amount of Penalty Tax is finally determined, the portion of the Adjusted Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Adjusted Gross Up Payment to the date of the repayment. The amount of the reduction of the Adjusted Gross Up Payment shall reflect any subsequent reduction in the Penalty Tax resulting from such repayment.

                           In the event that, after the Adjusted Gross Up
                  Payment is made, the amount of the Penalty Tax is determined to exceed the amount anticipated at the time the Adjusted Gross Up Payment was made, the Company shall pay to the Employee, in immediately available funds, at the time that such additional amount of Penalty Tax is finally determined, an additional payment (the "Additional

                  Gross Up Payment") equal to the aggregate of (i) such additional amount of Penalty Tax (the "Additional Penalty Tax"), (ii) 80% of the the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Additional Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare taxes, over the Additional Penalty Tax and (iii) interest and penalties, if any, owed by the Employee with respect to such Additional Penalty Tax and other tax attributable to the Additional Gross Up Payment. The Company shall have the right to challenge, on the Employee's behalf, any Penalty Tax or Additional Penalty Tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) an Adjusted Gross Up Payment or Additional Gross Up Payment, PROVIDED THAT all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Employee and hold him harmless, on an after-tax basis, from any Penalty Tax, Additional Penalty Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such payment costs and expenses by the Company.

         (c) The Employment Agreement is hereby amended by inserting the following after Section 16 of the Employment Agreement:

                           17. DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the
                  event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the day and year first written above.

Attest:                                       Charter One Financial, Inc.

/s/ Robert J. Vana                            /s/ Charles John Koch
-------------------------                     ----------------------------------
Robert J. Vana, Secretary                     By: Charles John Koch
                                              Its: Chairman, President and Chief
                                                    Executive Officer


                                              Employee

                                              /s/ Mark D. Grossi
                                              --------------------------------
                                              Mark D. Grossi

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

         This First Amendment to Employment Agreement, is made and entered into this 29th day of July, 1998, by and between Charter One Financial, Inc. (the "Company") and John D. Koch (the "Employee").

         WHEREAS, the Company and the Employee desire to amend that certain Employment Agreement between them, dated October 31, 1995 (the "Employment Agreement");

         WHEREAS, the Board of Directors believes that it is in the best interests of the Company and its subsidiaries for the Company to enter into this First Amendment to Employment Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this First Amendment to Employment Agreement:

         NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

         2.  AMENDMENTS TO EMPLOYMENT AGREEMENT.

         (a) The Employment Agreement is hereby amended by deleting the first and second sentences of Section 2 of the Employment Agreement and inserting in their place the following:

                           The term of this Agreement shall be the period from
                  the Effective Date to July 1, 2001. Beginning on July 1, 1999 and on each July 1 thereafter (each an "Extension Date"), the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, PROVIDED THAT the Company has not given notice to the Employee in writing at least 90 days prior to the Extension Date that the term of this Agreement shall not be extended further, and PROVIDED FURTHER THAT the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank.

         (b) The Employment Agreement is hereby amended by deleting Subsection
(c) of Section 7 of the Employment Agreement and inserting in its place the following:

                           (c) CHANGE IN CONTROL; Tax Gross Up. In the event
                  that the Employee experiences an Involuntary Termination within the 12 months preceding or the 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within

                  30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                           In the event that any payments or benefits provided
                  or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be the amount equal to the aggregate of (i) the excise tax payable by the Employee pursuant to Section 4999 of the Code (the "Penalty Tax") and (ii) 80% of the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare tax rates, over the Penalty Tax.

                           For purposes of determining the amount of the
                  Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the amount of the Penalty Tax is determined to be less than the amount calculated in the determination of the actual Adjusted Gross Up Payment made by the Company, the Employee shall repay to the Company, at the time that such reduction in the amount of Penalty Tax is finally determined, the portion of the Adjusted Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Adjusted Gross Up Payment to the date of the repayment. The amount of the reduction of the Adjusted Gross Up Payment shall reflect any subsequent reduction in the Penalty Tax resulting from such repayment.

                           In the event that, after the Adjusted Gross Up
                  Payment is made, the amount of the Penalty Tax is determined to exceed the amount anticipated at the time the Adjusted Gross Up Payment was made, the Company shall pay to the Employee, in immediately available funds, at the time that such additional amount of Penalty Tax is finally determined, an additional payment (the "Additional

                  Gross Up Payment") equal to the aggregate of (i) such additional amount of Penalty Tax (the "Additional Penalty Tax"), (ii) 80% of the the excess of the tax gross up amount that, on an after-tax basis, would fully reimburse the Employee for the Additional Penalty Tax, utilizing the maximum effective rate of tax of the Employee including federal, state, local and medicare taxes, over the Additional Penalty Tax and (iii) interest and penalties, if any, owed by the Employee with respect to such Additional Penalty Tax and other tax attributable to the Additional Gross Up Payment. The Company shall have the right to challenge, on the Employee's behalf, any Penalty Tax or Additional Penalty Tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) an Adjusted Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Employee and hold him harmless, on an after-tax basis, from any Penalty Tax, Additional Penalty Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such payment costs and expenses by the Company.

         (c) The Employment Agreement is hereby amended by inserting the following after Section 16 of the Employment Agreement:

                           17. DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the
                  event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the day and year first written above.

Attest:                                   Charter One Financial, Inc.

 /s/ Robert J. Vana                       /s/ Charles John Koch
-------------------------                 ----------------------------------
Robert J. Vana, Secretary                 By: Charles John Koch
                                          Its: Chairman, President and Chief
                                                Executive Officer

                                          Employee

                                          /S/John D. Koch
                                          ---------------
                                          John D. Koch